Filed pursuant to Rule 497(e)
Registration Nos. 333-272579; 811-23883

THE 2023 ETF SERIES TRUST

Fund	Ticker
Pictet Emerging Markets Debt ETF	EMFI

listed on NYSE Arca, Inc.

Supplement dated October 2, 2026 to the Pictet Emerging Markets Debt ETF’s (the “Fund”)
currently effective
Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI for the Fund and should be read in conjunction with those documents.

Alper Gocer no longer serves as a portfolio manager of the Fund. Accordingly, all references to Mr. Gocer in the Summary Prospectus, Prospectus, and SAI are hereby deleted.

Additionally, Christopher Preece, a portfolio manager of the Fund, is now a Senior Investment Manager at Pictet AM UK. All references to Mr. Preece’s title are updated accordingly.

Please retain this supplement for future reference.